EXHIBIT 23.1


                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

Silk Botanicals.Com, Inc.
Boynton Beach, Florida

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Amendment No. 1 to Form SB-2 of our report dated August 11, 1999, relating to the financial statements of Silk Botanicals.Com, Inc. which is contained in that Prospectus.

We also consent to the reference to our firm under the caption "Experts" in the Prospectus.


                                                 Sweeney, Gates & Co.

Fort Lauderdale, Florida
June 15, 2000